UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2016, the Board of Directors of Amedisys, Inc. (the “Company”) appointed Christopher Gerard as the Company’s Chief Operating Officer, effective as of January 3, 2017.

Mr. Gerard, 49, previously served as President for the South Central Region of Kindred at Home, a division of Kindred Healthcare, Inc., a healthcare services company, from 2015 to 2016. Prior to his role as Regional President, Mr. Gerard was the Chief Operating Officer at Kindred at Home from 2014 to 2015. Mr. Gerard joined Kindred in 2012 as Regional Vice President when Kindred acquired IntegraCare Holdings, Inc., a home health, hospice and community care agency based in Grapevine, Texas. Mr. Gerard was an original founder of IntegraCare in 1998 and served as its President and Chief Executive Officer from 2007 to 2012.

Mr. Gerard will participate in the Amedisys Holding, L.L.C. Severance Plan for Key Executives dated April 30, 2015, as amended. Mr. Gerard does not have a family relationship with any of the current officers or directors of the Company. There is no currently proposed transaction, and since the beginning of fiscal year 2015 there has not been any transaction, involving the Company and Mr. Gerard which was a related person transaction within the meaning of Item 404(a) of Regulation S-K.

On November 3, 2016, the Company and Daniel P. McCoy mutually agreed that Mr. McCoy will continue to serve as the Company’s Chief Operating Officer until January 3, 2017.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2016, the Company issued a press release announcing the appointment of Mr. Gerard as the Company’s Chief Operating Officer, effective January 3, 2017, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 4, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow
President and Chief Executive Officer

DATE: November 4, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 4, 2016